UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 29, 1996
                        (Date of earliest event reported)

                               HELP AT HOME, INC.
             (Exact name of registrant as specified in its charter)

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DELAWARE                            33-97034                   36-4033986
- --------------------------------------------------------------------------------
(State or other jurisdiction   Commission File Number      (IRS Employer Identi-
of incorporation)                                          fication Number)

223 WEST JACKSON, SUITE 500
CHICAGO, IL                                                      60606
- --------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

(312)663-4244
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(Registrant's telephone number, including area code)

                CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT
                                    (Item 4)

                                    EXHIBIT 1

The following is the entire body of the letter received from Richard A. Eisner & Company, LLP dated as of June 5, 1996 relative to the change in accountants:

                                   June 5, 1996


          Securities and Exchange Commission
          450 Fifth Street, N.W.
          Washington, D.C. 20549

                                   Re:  Help at Home, Inc.
                                        File Ref. No. 33-97034

          We were previously the principal auditors for Help at Home, Inc.; under the date of October 25, 1995 (November 16, 1995 with respect to Note H[2]), we reported on the financial statements of Help at Home, Inc. As at June 30, 1995 and for the year then ended. On May 29, 1996 our engagement was terminated. We have read Help at Home, Inc.'s statements included under Item 4 of a draft of its 8-K and we agree with such statements, except that all references to our firm name should be Richard A. Eisner & Company, LLP.

                                   Very truly yours,

                                   /s/ Richard A. Eisner & Company, LLP
                                   ------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   HELP AT HOME, INC.
                                      (Registrant)


Date:       July 2, 1996           /s/Louis Goldstein, Chairman and CEO
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